SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date  of  Report  (Date  of  earliest  event  reported):  December  26,  2003


                          ELECTRONIC CLEARING HOUSE, INC.
                          -------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                       0-15245                  93-0946274
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


730 Paseo Camarillo, Camarillo, California                         93010
  Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (800) 233-0406


--------------------------------------------------------------------------------
          (Former name or former address, if changes since last report)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

          99.1 Press Release dated December 26, 2003, announcing recalculation of diluted earnings per share for the fiscal year ended September 30, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On December 26, 2003, Electronic Clearing House, Inc. issued a press release announcing its recalculation of diluted earnings per share for the fiscal year ended September 30, 2003. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

     The  information in this report shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ELECTRONIC  CLEARING  HOUSE,  INC.
                                                   (Registrant)




                                              By:  \s\Alice Cheung
                                                   -----------------------------
                                                Alice L. Cheung, Treasurer &
                                                Chief Financial Officer


Dated: December 26, 2003